UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 6, 2006
Date of Report (Date of earliest event reported)

____ENCORE CLEAN ENERGY, INC.____
(Exact name of registrant as specified in its charter)

NEVADA	000-26047	65-0609891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5621 Alpha Road Dallas, Texas USA	75240
(Address of principal executive offices)	(Zip Code)

(604) 601-2040
Registrant's telephone number, including area code

Suite 500, 666 Burrard Street
Vancouver, BC Canada V6C 2V8
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On November 6, 2006, Dan Hunter resigned as Chief Executive Officer, Chief Financial Officer, and as a member of the board of directors.

On November 20, 2006, Donald James MacKenzie resigned as President and as a member of the board of directors.

On November 30, 2006, the board of directors appointed Walter T. Hawley to fill the vacancy created by the resignation of Mr. Hunter and Mr. MacKenzie and act as our President, Chief Executive Officer, and Chief Financial Officer.

On November 30, 2006, our board of directors appointed Walter T. Hawley and William J. Amdall to serve as members of our board of directors.

Mr.Hawley and Mr. Amdall have not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years. There are no family relationships between Mr. Hawley and Mr. Amdall and any of our directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CLEAN ENERGY, INC.

Date: May 16, 2007	By:	/s/ Walter T. Hawley
WALTER T. HAWLEY
Title: President, Chief Executive Officer and Chief Financial Officer